File No. 33-38917   CIK #872425


                       Securities and Exchange Commission
                             Washington, D. C. 20549


                                 Post-Effective


                                Amendment No. 10


                                       to


                                    Form S-6


                For Registration under the Securities Act of 1933
               of Securities of Unit Investment Trusts Registered
                                 on Form N-8B-2

               Kemper Tax-Exempt Insured Income Trust, Series A-76

                 Name and executive office address of Depositor:

                            Ranson & Associates, Inc.
                         250 North Rock Road, Suite 150
                             Wichita, Kansas  67206

                 Name and complete address of agent for service:

                                 Robin Pinkerton
                            Ranson & Associates, Inc.
                         250 North Rock Road, Suite 150
                             Wichita, Kansas  67206



          ( X ) Check box if it is proposed that this filing will become effective at 2:00 p.m. on August 31, 2001 pursuant to paragraph (b) of Rule 485.

                     KEMPER TAX-EXEMPT INSURED INCOME TRUST
                                 NATIONAL SERIES

                              KEMPER DEFINED FUNDS
                             INSURED NATIONAL SERIES

                          EVEREN UNIT INVESTMENT TRUSTS
                             INSURED NATIONAL SERIES

                                    PART ONE

                     The date of this Part One is that date
                which is set forth in Part Two of the Prospectus

     Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series and EVEREN Unit Investment Trusts Insured National Series (the "Trusts" and each a "Trust") were formed for the purpose of gaining interest income free from Federal income taxes while conserving capital and diversifying risks by investing in an insured, fixed portfolio consisting of obligations issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof.

     Units of the Trust are not deposits or obligations of, or guaranteed by, any bank, and Units are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation and involve investment risk including loss of principal.

     Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio listed in Part Two has been obtained from an independent company by either the Trust, the Sponsor or the issuer of the Municipal Bonds involved. Insurance obtained by the Sponsor or a Municipal Bond issuer is effective so long as such Bonds are outstanding. The insurance, in any case, does not relate to the Units offered hereby or to their market value. As a result of such insurance, the Units of the Trust received on the Date of Deposit a rating of "AAA" by Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or "Aaa" by Moody's Investors Service, Inc. See "Insurance on the Portfolio" and "Description of Municipal Bond Ratings." No representation is made as to any insurer's ability to meet its commitments.

     This Prospectus is in two parts. Read and retain both parts for future reference.

                       SPONSOR:  RANSON & ASSOCIATES, INC.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                TABLE OF CONTENTS

                                               PAGE

 SUMMARY                                         3

 THE TRUST                                       5

 PORTFOLIOS                                      6
     Risk Factors                                7

 INSURANCE ON THE PORTFOLIOS                    14

 DISTRIBUTION REINVESTMENT                      21

 INTEREST AND ESTIMATED LONG-TERM
   AND CURRENT RETURNS                          22

 TAX STATUS OF THE TRUST                        22

 TAX REPORTING AND REALLOCATION                 27

 PUBLIC OFFERING OF UNITS                       27
     Public Offering Price                      27
     Accrued Interest                           30
     Purchased and Daily Accrued Interest       30
     Accrued Interest                           31
     Public Distribution of Units               31
     Profits of Sponsor                         32

 MARKET FOR UNITS                               32

 REDEMPTION                                     33
     Computation of Redemption Price            34

 UNITHOLDERS                                    35
     Ownership of Units                         35
     Distributions to Unitholders               35
     Statement to Unitholders                   36
     Rights of Unitholders                      38

 INVESTMENT SUPERVISION                         38

 ADMINISTRATION OF THE TRUST                    40
     The Trustee                                40
     The Evaluator                              41
     Amendment and Termination                  41
     Limitations on Liability                   42

 EXPENSES OF THE TRUST                          43

 THE SPONSOR                                    44

 LEGAL OPINIONS                                 45

 INDEPENDENT AUDITORS                           45

 DESCRIPTION OF MUNICIPAL BOND
   RATINGS                                      45

Essential Information*
Report of Independent Auditors*
Statement of Assets and Liabilities*
Statement of Operations*
Statement of Changes in Net Assets*
Schedule of Investments*
Notes to Schedules of Investments*
Notes to Financial Statements*

--------------------
* INFORMATION ON THESE ITEMS APPEARS IN PART TWO

                     KEMPER TAX-EXEMPT INSURED INCOME TRUST

                  KEMPER DEFINED FUNDS INSURED NATIONAL SERIES

              EVEREN UNIT INVESTMENT TRUSTS INSURED NATIONAL SERIES

SUMMARY

     The Trust. Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series and EVEREN Unit Investment Trusts Insured National Series (the "Trusts" and each a "Trust") are each a unit investment trust consisting of a number of diversified portfolios (the "Series"), each portfolio consisting of obligations ("Municipal Bonds," "Securities" or "Bonds") issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof. Ranson & Associates, Inc. is the Sponsor and Evaluator of the Trusts and is successor sponsor and evaluator of all unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. The Bank of New York is the Trustee of the Trusts as successor to Investors Fiduciary Trust Company.

     The objective of each Series of the Trust is tax-exempt income and conservation of capital with diversification of risk through investment in an insured, fixed portfolio of Municipal Bonds. Interest on certain Municipal Bonds in certain of the Trusts will be a preference item for purposes of the alternative minimum tax. Accordingly, such Trusts may be appropriate only for investors who are not subject to the alternative minimum tax. There is, of course, no guarantee that the Trusts' objective will be achieved.

     All of the Municipal Bonds in a Series of the Trust were rated in the category "BBB" or better by Standard & Poor's ("Standard & Poor's") or "Baa" by Moody's Investors Service, Inc. ("Moody's") on the date such Series was established (the "Date of Deposit"). Ratings of the Municipal Bonds may have changed since the Date of Deposit. See "Description of Municipal Bond Ratings" herein and the "Schedule of Investments" in Part Two.

     The Units, each of which represents a pro rata undivided fractional interest in the Municipal Bonds deposited in the appropriate Series of the Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the Trust and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units.

     Insurance. Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio of each Series of the Trust has been obtained by the Trust, the Sponsor or directly by the issuer from an independent insurance company. Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust are insured by AMBAC Assurance Corporation ("AMBAC Assurance") and Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series and EVEREN

Unit Investment Trusts Insured National Series are insured by Financial Guaranty Insurance Company ("Financial Guaranty"), Municipal Bond Investor Assurance Corporation ("MBIA") or other insurers. Insurance obtained directly by the issuer may be from such companies or other insurers. See "Insurance on the Portfolio" herein and "Schedule of Investments" in Part Two. Insurance obtained by the Trust remains in effect only while the insured Municipal Bonds are retained in the Trust, while insurance obtained by a Municipal Bond issuer is effective so long as such Bonds are outstanding. Pursuant to an irrevocable commitment of Financial Guaranty, in the event of a sale of any Bond from Series A-25 or subsequent Series of the Kemper Tax-Exempt Insured Income Trust covered under the Trust's insurance policy, the Trustee has the right to obtain permanent insurance for such Municipal Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. The insurance, in either case, does not relate to the Units offered hereby or to their market value. See "Insurance on the Portfolio." No representation is made as to AMBAC Assurance's, Financial Guaranty's, MBIA's or any other insurer's ability to meet its commitments.

     Public Offering Price. The Public Offering Price per Unit of a Series of the Trust is equal to a pro rata share of the aggregate bid prices of the Municipal Bonds in such Series (plus or minus a pro rata share of cash, if any, in the Principal Account, held or owned by the Series) plus Purchased Interest, if any, plus a sales charge shown under "Public Offering of Units." In addition, there will be added to each transaction an amount equal to the accrued interest from the last Record Date of such Series to the date of settlement (three business days after order)(such amount is referred to as Daily Accrued Interest in the case of certain Series). The sales charge is reduced on a graduated scale as indicated under "Public Offering of Units-Public Offering Price."

     Interest and Principal Distributions. Distributions of the estimated annual interest income to be received by a Series of the Trust, after deduction of estimated expenses, will be made monthly unless the Unitholder elects to receive such distributions quarterly or semi-annually. Distributions will be paid on the Distribution Dates to holders of record of such Series on the Record Dates set forth for the applicable option. See "Essential Information" in Part Two. The distribution of funds, if any, in the Principal Account of each Series, will be made semi-annually to Unitholders of Record on the appropriate dates. See "Essential Information" in Part Two. Unitholders of Kemper Defined Funds and EVEREN Unit Investment Trusts receive monthly distributions of interest and principal.

     Reinvestment. Distributions of interest and principal, including capital gains, if any, made by a Series of the Trust will be paid in cash unless a Unitholder elects to reinvest such distributions. See "Distribution Reinvestment."

     Estimated Current Return and Estimated Long-Term Return. The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price of such Trust. The estimated net annual interest income per Unit will vary with changes in fees and expenses of such Trust and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the bid price of the underlying Securities and with changes in the Purchased

Interest, if any; therefore, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and (2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only net annual interest income and Public Offering Price.

     Market for Units. While under no obligation to do so, the Sponsor intends, subject to change at any time, to maintain a market for the Units of each Series of the Trust and to continuously offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Municipal Bonds in such Series of the Trust. If such a market is not maintained and no other over-the-counter market is available, Unitholders will still be able to dispose of their Units through redemption by the Trustee at prices based upon the aggregate bid price of the Municipal Bonds in such Series of the Trust. See "Redemption."

     Risk Factors. An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer or an insurer to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Municipal Bonds. See "Portfolios-Risk Factors."

THE TRUST

     Each Series of the Trust is one of a series of unit investment trusts created by the Sponsor under the name Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series or EVEREN Unit Investment Trusts Insured National Series, all of which are similar, and each of which was created under the laws of the State of Missouri or New York pursuant to a Trust Agreement* (the "Agreement"). Ranson & Associates, Inc. is the Sponsor and
     Evaluator of the Trusts and is successor sponsor and evaluator of all unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. The Bank of New York is the Trustee of the Trusts as successor to Investors Fiduciary Trust Company.

     The objectives of the Trust are tax-exempt income and conservation of capital with diversification of risk through investment in an insured, fixed portfolio of Municipal Bonds. Interest on certain Municipal Bonds in the Trusts will be a preference item for purposes of the alternative minimum tax. Accordingly, such Trusts may be appropriate only for the investors who are not

--------------------
* Reference is made to the Trust Agreement, and any statements contained herein are qualified in their entirety by the provisions of the Trust Agreement.

subject to the alternative minimum tax. There is, of course, no guarantee that the Trusts' objectives will be achieved.

     A Series of the Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of insured, tax-exempt, fixed income securities with greater diversification than they might be able to acquire individually. In addition, Municipal Bonds of the type deposited in the Trust are often not available in small amounts.

     Each Series of the Trust consists of an insured portfolio of interest bearing obligations issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof the interest on which is, in the opinion of bond counsel to the issuing authorities, exempt from all Federal income taxes under existing law, but may be subject to state and local taxes. Proceeds from the maturity, redemption or sale of the Municipal Bonds in a Series of the Trust, unless used to pay for Units tendered for redemption, will be distributed to Unitholders of such Series and will not be utilized to purchase replacement or additional Municipal Bonds for the Series.

     The Units, each of which represents a pro rata undivided fractional interest in the principal amount of Municipal Bonds deposited in a Series of the Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the Trust or any Series thereof and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units. To the extent that Units of a Series of the Trust are redeemed, the principal amount of Municipal Bonds in such Series will be reduced and the undivided fractional interest represented by each outstanding Unit of the Series will increase. See "Redemption."

PORTFOLIOS

     In selecting the Municipal Bonds which comprise the portfolio of a Series of the Trust the following requirements, were deemed to be of primary importance: (a) a minimum rating of "BBB" by Standard & Poor's or "Baa" by Moody's Investors Service, Inc. (see "Description of Municipal Bond Ratings");
(b) the price of the Municipal Bonds relative to other issues of similar quality and maturity; (c) the diversification of the Municipal Bonds as to purpose of issue; (d) the income to the Unitholders of the Series; (e) whether such Municipal Bonds were insured, or the availability and cost of insurance for the prompt payment of principal and interest, when due, on the Municipal Bonds; and
(f) the dates of maturity of the Municipal Bonds.

     Subsequent to the Date of Deposit, a Municipal Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires the elimination of such investment from the portfolio, but may be considered in the Sponsor's determination to direct the Trustee to dispose of the investment. See "Investment Supervision" herein and "Schedule of Investments" in Part Two.

     The Sponsor may not alter the portfolio of a Series of the Trust, except that certain of the Municipal Bonds may be sold upon the happening of certain extraordinary circumstances. See "Investment Supervision."

     Certain Series of the Trust contain Municipal Bonds which may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. Accordingly, any such call, redemption, sale or maturity will reduce the size and diversity of such Series, and the net annual interest income of the Series and may reduce the Estimated Long-Term Returns and/or Estimated Current Return. See "Interest and Estimated Long-Term and Current Returns." Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Municipal Bonds or may require the mandatory redemption of Municipal Bonds include among others: a final determination that the interest on the Municipal Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Municipal Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Municipal Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Municipal Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Municipal Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes not imposed on the date the Municipal Bonds are issued on the issuer of the Municipal Bonds or the user of the proceeds of the Municipal Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Municipal Bonds; an overestimate of the costs of the project to be financed with proceeds of the Municipal Bonds resulting in excess proceeds of the Municipal Bonds which may be applied to redeem Municipal Bonds; or an underestimate of a source of funds securing the Municipal Bonds resulting in excess funds which may be applied to redeem Municipal Bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Municipal Bonds.

     The Sponsor and the Trustee shall not be liable in any way for any default, failure or defect in any Municipal Bond.

     Risk Factors. An investment in Units of a Series of the Trust should be made with an understanding of the risks which an investment in fixed rate debt obligations may entail, including the risk that the value of the portfolio and hence of the Units will decline with increases in interest rates. The value of the underlying Municipal Bonds will fluctuate inversely with changes in interest rates. The uncertain economic conditions experienced in the past, together with the fiscal measures adopted to attempt to deal with them, have resulted in wide fluctuations in interest rates and, thus, in the value of fixed rate debt obligations generally and long term obligations in particular. The Sponsor cannot predict whether such fluctuations will continue in the future.

     Certain Series of the Trust contain Municipal Bonds which are general obligations of a governmental entity that are backed by the taxing power of such entity. All other Municipal Bonds in the Series of the Trust are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. There are, of course, variations in the security of the different Municipal Bonds in the Series of the Trust, both within a particular classification and between classifications, depending on numerous factors.

     Certain Series of the Trust contain Municipal Bonds which are obligations of issuers whose revenues are derived from services provided by hospitals and other health care facilities, including nursing homes. In view of this an investment in such Series should be made with an understanding of the characteristics of such issuers and the risks that such an investment may entail. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service will be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, and government regulation. Federal legislation has been enacted which implemented a system of prospective Medicare reimbursement which may restrict the flow of revenues to hospitals and other facilities which are reimbursed for services provided under the Medicare program. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse changes in these areas may adversely affect the ability of such issuers to make payment of principal and interest on Municipal Bonds held in such Series. Such adverse changes also may adversely affect the ratings of the Municipal Bonds held in such Series of the Trust. Hospitals and other health care facilities are subject to claims and legal actions by patients and others in the ordinary course of business. Although these claims are generally covered by insurance, there can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility. In addition, a substantial increase in the cost of insurance could adversely affect the results of operations of a hospital or other health care facility. Certain hospital bonds may provide for redemption at par at any time upon the sale by the issuer of the hospital facilities to a non-affiliated entity or in other circumstances. For example, certain hospitals may have the right to call bonds at par if the hospital may legally be required because of the bonds to perform procedures against specified religious principles. Certain FHA-insured bonds may provide that all or a portion of those bonds, otherwise callable at a premium, can be called at par in certain circumstances. If a hospital defaults upon a bond obligation, the realization of Medicare and Medicaid receivables may be uncertain and, if the bond obligation is secured by the hospital facilities, legal restrictions on the ability to foreclose upon the facilities and the limited alternative uses to which a hospital can be put may reduce severely its collateral value.

     Certain Series of the Trust contain Municipal Bonds which are single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these Municipal Bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such Municipal Bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such Municipal Bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the Municipal Bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenue bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Internal Revenue Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such Bonds in order for the interest on such Municipal Bonds to retain its tax-exempt status. In each case, the issuer of the Municipal Bonds has covenanted to comply with applicable ongoing requirements and bond counsel to such issuer has issued an opinion that the interest on the Municipal Bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on the Municipal Bonds to become taxable, possibly retroactively from the date of issuance.

     Certain Series of the Trust contain Municipal Bonds which are obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing Municipal Bonds held by the Trust, the Sponsor has not had any direct communications with any of the issuers thereof, but at the initial Date of Deposit it was not aware that any of the respective issuers of such Municipal Bonds were actively considering the redemption of such Municipal Bonds prior to their respective stated initial call dates. However, there can be no assurance that an issuer of a Municipal Bond in the Trust will not attempt to so redeem a Municipal Bond in the Trust.

     Certain Series of the Trust contain Municipal Bonds which are obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, a decline in population resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. Issuers may have experienced these problems in varying degrees. Because of the relatively short history of solid waste disposal bond financing, there may be technological risks involved in the satisfactory construction or operation of the projects exceeding those associated with most municipal enterprise projects. Increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities. These costs include compliance with frequently changing and complex regulatory requirements, the cost of obtaining construction and operating permits, the cost of conforming to prescribed and changing equipment standards and required methods of operation and the cost of disposing of the waste residue that remains after the disposal process in an environmentally safe manner. In addition, waste disposal facilities frequently face substantial opposition by environmental groups and officials to their location and operation, to the possible adverse effects upon the public health and the environment that may be caused by wastes disposed of at the facilities and to alleged improper operating procedures. Waste disposal facilities benefit from laws which require waste to be disposed of in a certain manner but any relaxation of these laws could cause a decline in demand for the facilities' services. Finally, waste disposal facilities are concerned with many of the same issues facing utilities insofar as they derive revenues from the sale of energy to local power utilities.

     Certain Series of the Trust contain Municipal Bonds which are obligations of issuers whose revenues are primarily derived from the sale of electric energy or natural gas. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base.
The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. Issuers may have experienced these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such Municipal Bonds to make payments of principal and/or interest on such Municipal Bonds. The ability of state and local joint action power agencies to make payments on bonds they have issued is dependent in large part on payments made to them pursuant to power supply or similar agreements. Courts in Washington and Idaho have held that certain agreements between the Washington Public Power Supply System ("WPPSS") and the WPPSS participants are unenforceable because the participants did not have the authority to enter into the agreements. While these decisions are not specifically applicable to agreements entered into by public entities in other states, they may cause a reexamination of the legal structure and economic viability of certain projects financed by joint action power agencies, which might exacerbate some of the problems referred to above and possibly lead to legal proceedings questioning the enforceability of agreements upon which payment of these bonds may depend.

     Certain Series of the Trust contain Municipal Bonds which are industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from leveraged buy-outs or takeovers. The IRBs in the Series of the Trust may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, with respect to original issue discount bonds, at issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, a premium. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs or other Municipal Bonds in the Series of the Trust prior to the stated maturity of such Municipal Bonds.

     Certain Series of the Trust contain Municipal Bonds which are obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Municipal Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

     Certain Series of the Trusts contain Municipal Bonds which are obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endorsements. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, the ability of universities and colleges to meet their obligations is dependent upon various factors, including the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities, and, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education. The institution's ability to maintain enrollment levels will depend on such factors as tuition costs, geographic location, geographic diversity and quality of student body, quality of the faculty and the diversity of program offerings.

     Certain Series of the Trust contain Municipal Bonds which are Urban Redevelopment Bonds ("URBs"). URBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the URBs. Regardless of the structure, payment of the URBs is solely dependent upon the creditworthiness of the operator of the project.

     Certain of the Municipal Bonds in the Trust may be lease revenue bonds whose revenues are derived from lease payments made by a municipality or other political subdivision which is leasing equipment or property for use in its operation. The risks associated with owning Municipal Bonds of this nature include the possibility that appropriation of funds for a particular project or equipment may be discontinued. The Sponsor cannot predict the likelihood of nonappropriation of funds for these types of lease revenue Municipal Bonds.

     Certain Series of the Trust contain "zero coupon" bonds, i.e., an original issue discount bond that does not provide for the payment of current interest. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation.
This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently. For the Federal tax consequences of original issue discount bonds such as the zero coupon bonds, see "Tax Status of the Trust."

     Investors should be aware that many of the Municipal Bonds in the Series of the Trust are subject to continuing requirements such as the actual use of Municipal Bond proceeds or manner of operation of the project financed from Municipal Bond proceeds that may affect the exemption of interest on such Municipal Bonds from Federal income taxation. Although at the time of issuance of each of the Municipal Bonds in the Series of the Trust an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, there can be no assurance that the respective issuer or other obligors on such obligations will fulfill the various continuing requirements established upon issuance of the Municipal Bonds. A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Municipal Bonds, thereby reducing the value of the Municipal Bonds and subjecting Unitholders to unanticipated tax liabilities.

     Federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

     Certain issues of the Municipal Bonds in some Series of the Trust represent "moral obligations" of a governmental entity other than the issuer. In the event that the issuer of the Municipal Bond defaults in the repayment thereof, such other governmental entity lawfully may, but is not obligated to, discharge the obligation of the issuer to repay such Municipal Bond. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such Municipal Bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Even though the state may be called on to restore any deficits in capital reserve funds of the agencies or authorities which issued the bonds, any restoration generally requires appropriation by the State legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

     To the best of the Sponsor's knowledge, as of the date of the Prospectus, there is no litigation pending with respect to any Municipal Bond which might reasonably be expected to have a material adverse effect on the Trust or any Series thereof. Although the Sponsor is unable to predict whether any litigation may be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust or any Series, the Trust received copies of the opinions of bond counsel given to the issuing authorities at the time of original delivery of each of the Municipal Bonds to the effect that the Municipal Bonds had been validly issued and that the interest thereon is exempt from Federal income taxes.

INSURANCE ON THE PORTFOLIOS

     All Municipal Bonds in the portfolios of each Series of the Trust are insured as to payment of interest and principal, when due, either by a policy obtained by the Trust, the Sponsor or by the Bond issuer. Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust are insured by AMBAC Assurance and Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series and EVEREN Unit Investment Trusts Insured National Series are insured by Financial Guaranty, MBIA and other insurers. The insurance policy obtained by the Trust for a Series is non-cancelable and will continue in force so long as such Series of the Trust is in existence, the insurer and/or the reinsures referred to below remain in business and the Municipal Bonds described in the policy continue to be held in such Series of the Trust. The premium for any insurance policy or policies obtained by an issuer of Municipal Bonds has been paid in advance by such issuer and any such policy or policies are non-cancelable and will remain in force so long as the Municipal Bonds so insured are outstanding and the insurer and/or insurers referred to below remain in business. In those instances where Municipal Bond insurance is obtained by the Sponsor or the issuer directly from an insurer, no premiums for insurance are paid by the Trust and such bonds are not covered by the Trust's policy. Non-payment of premiums on the policy obtained by the Trust will not result in the cancellation of such insurance but will force the insurer to take action against the Trustee to recover premium payments due it. Premium rates for each issue of Municipal Bonds protected by the policy obtained by the Trust are fixed for the life of the appropriate Series of the Trust.

     The aforementioned insurance guarantees the scheduled payment of principal and interest on all of the Municipal Bonds as they fall due. It does not guarantee the market value of the Municipal Bonds or the value of the Units of a Series of the Trust. The insurance obtained by the Trust is only effective as to Municipal Bonds owned by and held in a Series of the Trust and the price which an individual pays on acquisition of Units, or receives on redemption or resale of Units, does not, except as indicated below, include any element of value for the insurance obtained by the Trust. Unitholders should recognize that in order to receive any benefit from the portfolio insurance obtained by the Trust they must be owners of the Units of a Series of the Trust at the time the Trustee becomes entitled to receive any payment from the insurer for such

Series. Insurance obtained by the issuer of a Municipal Bond is effective so long as the Municipal Bond is outstanding, whether or not held by a Series of the Trust.

     Pursuant to an irrevocable commitment of Financial Guaranty, the Trustee, upon the sale of a Municipal Bond from Series A-25 (or any subsequent Series) of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series or EVEREN Unit Investment Trusts covered under the Trust's insurance policy, has the right to obtain permanent insurance (the "Permanent Insurance") with respect to such Municipal Bond (i.e., insurance to the maturity of the Municipal Bond regardless of the identity of the holder thereof) upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. Accordingly, every Municipal Bond in Series A-25 (or subsequent Series) of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series or EVEREN Unit Investment Trusts is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance with respect to Municipal Bonds in such Series only if upon such exercise the Trust would receive net proceeds (i.e., the value of such Municipal Bond if sold as an insured Municipal Bond less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Municipal Bond was sold on an uninsured basis. The insurance premium with respect to each Municipal Bond is determined based upon the insurability of each Municipal Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Municipal Bond's issuer.

     Insurance obtained by the Trust, under normal circumstances, has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value to such insurance for the purpose of computing the price or redemption value of Units only in circumstances where the credit quality of an underlying Municipal Bond has significantly deteriorated. Insurance obtained by the issuer of a Municipal Bond is effective so long as such Municipal Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

     The value to be added to such Municipal Bonds shall be an amount equal to the excess, if any, by which the net proceeds realized from the sale of the Municipal Bonds on an insured basis exceeds the sum of (i) the net proceeds realizable from the sale of the Municipal Bonds on an uninsured basis plus
(ii) in the case of Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series or EVEREN Unit Investment Trusts the premium attributable to the Permanent Insurance. The portfolio insurance obtained by the Trust from AMBAC Assurance for Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust is applicable only while the Municipal Bonds remain in the Trust's portfolio. Consequently, the price received by the Trust upon the disposition of any such Municipal Bond will reflect a value placed upon it by the market as an uninsured obligation rather than a value resulting from the insurance. Due to this fact, the Sponsor will not direct the Trustee to dispose of Municipal Bonds in Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that if a default in the payment of interest or principal occurs the Trust may realize the benefits of the insurance.

     The Sponsor will instruct the Trustee not to sell Municipal Bonds from Series A-25 or subsequent Series of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series or EVEREN Unit Investment Trusts Insured National Series to effect redemptions or for any reason but rather to retain them in the portfolio unless value attributable to the Permanent Insurance can be realized upon sale. See "Investment Supervision."

     AMBAC Assurance Corporation ("AMBAC Assurance"). Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to AMBAC Assurance Corporation.
The Insurance Policy of AMBAC Assurance obtained by an Insured Trust is noncancellable and will continue in force for so long as the Bonds described in the Insurance Policy are held by an Insured Trust. A monthly premium is paid by an Insured Trust for the Insurance Policy obtained by it. The Trustee will pay, when due, successively, the full amount of each installment of the insurance premium. Pursuant to a binding agreement with AMBAC Assurance, in the event of a sale of a Bond covered by the AMBAC Assurance Insurance Policy, the Trustee has the right to obtain permanent insurance for such Bond upon payment of a single predetermined premium from the proceeds of the sale of such Bond.

     Under the terms of the Insurance Policy, AMBAC Assurance agrees to pay to the Trustee that portion of the principal of and interest on the Bonds insured by AMBAC Assurance which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Bonds. The term "due for payment" means, when referring to the principal of a Bond so insured, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a Bond, the stated date for payment of interest.

     AMBAC Assurance will make payment to the Trustee not later than thirty days after notice from the Trustee is received by AMBAC Assurance that a nonpayment of principal or of interest on a Bond has occurred, but not earlier that the date on which the Bonds are due for payment. AMBAC Assurance will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer in exchange for delivery of Bonds, not less in face amount than the amount of the payment in bearer form, free and clear of all liens and encumbrances and uncancelled. In cases where Bonds are issuable only in a form whereby principal is payable to registered holders or their assigns, AMBAC Assurance shall pay principal only upon presentation and surrender of the unpaid Bonds uncancelled and free of any adverse claim, together with an instrument of assignment in satisfactory form, so as to permit ownership of such Bonds to be registered in the name of AMBAC Assurance or its nominee. In cases where Bonds are issuable only in a form whereby interest is payable to registered holders or their assigns, AMBAC Assurance shall pay interest only upon presentation of proof that the claimant is the person entitled to the payment of interest of the Bonds and delivery of an instrument of assignment, in satisfactory form, transferring to AMBAC Assurance all right under such Bonds to receive the interest of which the insurance payment was made.

     AMBAC Assurance Corporation ("AMBAC Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $4,013,000,000 (unaudited) and statutory capital of approximately $2,402,000,000 (unaudited) as of December 31, 1999. Statutory capital consists of AMBAC Assurance's policyholder's surplus and statutory contingency reserve. Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Moody's Investors Service and Fitch IBCA, Inc. have each assigned a triple-A financial strength rating to AMBAC Assurance.

     The parent company of AMBAC Assurance, AMBAC Financial Group, Inc. (the "Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at 7 World Trade Center, New York, New York 10048 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the aforementioned material may be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005. The Company's Common Stock is listed on the NYSE.

     Copies of AMBAC Assurance's financial statements prepared in accordance with statutory accounting standards are available from AMBAC Assurance. The address of AMBAC Assurance's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York, New York, 10004 and (212) 668-0340.

     The information relating to AMBAC Assurance contained above has been furnished by AMBAC Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

     MBIA Insurance Corporation. MBIA Insurance Corporation ("MBIA Corporation" or "MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA Corporation. MBIA Corporation is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all fifty states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rate and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

     As of December 31, 1999, MBIA had admitted assets of $7.0 billion (audited), total liabilities of $4.6 billion (audited), and total capital and surplus of $2.4 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 2000, MBIA had admitted assets of $7.1 billion (unaudited), total liabilities of $4.7 billion (unaudited), and total capital and surplus of $2.4 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA's financial statements prepared in accordance with statutory accounting practices are available from MBIA. The address of MBIA is 113 King Street, Armonk, New York 10504. The telephone number of MBIA is (914) 273-4545.

     Effective February 17, 1998 MBIA acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC"), a New York domiciled financial guarantee insurance company, through a merger with its parent, CapMAC Holdings, Inc. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves, to MBIA. MBIA is not obligated to pay the debts of or claims against CMAC.

     Effective December 31, 1989, MBIA Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company (BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

     Moody's Investors Service rates all bond issues insured by MBIA "Aaa." Standard & Poor's rates all new issues insured by MBIA "AAA." Fitch IBCA, Inc. rates the financial strength of MBIA "AAA."

     In the event MBIA were to become insolvent, any claims arising under a policy of financial guaranty insurance are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.4 (commencing with Section 1063) of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

     Financial Guaranty Insurance Company. Financial Guaranty Insurance Company ("Financial Guaranty" or "FGIC") is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of September 30, 2000, the total capital and surplus of Financial Guaranty was $1.126 billion. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles, and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau, telephone number: (212) 480-5187.

     In addition, Financial Guaranty is currently licensed to write insurance in all 50 states and the District of Columbia.

     Financial Security Assurance. Financial Security Assurance Inc. ("Financial Security") is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

     Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. Financial guaranty insurance provides a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

     Financial Security is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include XL Capital Ltd. and The Tokio Marine and Fire Insurance Co. Ltd. On March 14, 2000, Holdings announced that it had entered into a merger agreement pursuant to which Holdings would become a wholly-owned subsidiary of Dexia S.A., a publicly held Belgian corporation, subject to receipt of shareholder and regulatory approvals and satisfaction of other closing conditions. Dexia S.A., through its bank subsidiaries, is primarily engaged in the business of public finance in France, Belgium and other European countries. No shareholder of Holdings is obligated to pay any debt of Financial Security or any claim under any insurance policy issued by Financial Security or to make any additional contribution to the capital of Financial Security. As of March 31, 2000, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $1,340,272,000 (unaudited) and $663,574,000 (unaudited), and the total shareholders' equity and the unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with accounting principles generally accepted in the United States, approximately $1,360,722,000 (unaudited), and $547,872,000 (unaudited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York 10022, Attention:
Communications Department. Financial Security's telephone number is (212) 826-0100.

     Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain various quota share treaties and on a transaction-by-transaction basis. This reinsurance is used by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter on limit the obligations of Financial Security under any financial guaranty insurance policy.

     Financial Security's insurance financial strength is rated "Aaa" by Moody's Investors Service, Inc. Financial Security's insurer financial strength is rated "AAA" by Standard & Poor's Ratings Services and Standard & Poor's (Australia) Pty. Ltd. Financial Security's claims-paying ability is rated "AAA" by Fitch IBCA, Inc. and Japan Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, or sell or hold securities and are subject to revision or withdrawal at any time by those rating agencies.

     Capital Guaranty Insurance Company. On December 20, 1995, Capital Guaranty Corporation ("CGC") merged with a subsidiary of Financial Security Assurance Holdings Ltd. and Capital Guaranty Insurance Company, CGC's principal operating subsidiary, changed its name to Financial Security Assurance of Maryland Inc. ("FSA Maryland") and became a wholly-owned subsidiary of Financial Security Assurance Inc. On September 30, 1997, Financial Security Assurance Inc. assumed all of the liabilities of FSA Maryland and sold the FSA Maryland "shell company" to American Capital Access, a wholly-owned subsidiary of American Capital Access Holdings, Incorporated.

     In order to be in a Series of the Trust, Municipal Bonds must be insured by the issuer thereof or be eligible for the insurance obtained by the Series of the Trust. In determining eligibility, the company insuring the portfolio has applied its own standards which correspond generally to the standards it normally uses in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in regard to the selection of Municipal Bonds by the Sponsor. To the extent the standards of the insurer are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited.

     On the date shown under "Essential Information" in Part Two, the Estimated Long-Term and Current Returns per Unit for the Trust, after payment of the insurance premium, if any, were as indicated. The Estimated Long-Term and Current Returns per Unit for a trust with an identical portfolio without the insurance obtained by the Trust would have been higher on such date.

     An objective of the portfolio insurance obtained by the Trust is to obtain a higher yield on the portfolio of the Series of the Trust than would be available if all the Municipal Bonds in such portfolio had Standard & Poor's

"AAA" rating and/or Moody's "Aaa" rating(s), while having the protection of insurance of prompt payment of interest and principal, when due, on the Municipal Bonds. There is, of course, no certainty that this result will be achieved. Municipal Bonds in a Series of the Trust which have been insured by the issuer (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's or "Aaa" by Moody's. In selecting such Municipal Bonds for the portfolio, the Sponsor has applied the criteria described above.

     In the event of nonpayment of interest or principal, when due, in respect of a Municipal Bond, the appropriate insurer shall make such payment not later than 30 days after it has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof.

     The Internal Revenue Service has issued a letter ruling which holds, in effect, that insurance proceeds representing maturity interest on defaulted municipal obligations paid to municipal bond funds substantially similar to the Trust, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code. Holders of Units in the Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. Furthermore, Chapman and Cutler, Counsel for the Sponsor, have given an opinion to the effect that such payment of proceeds would be excludable from Federal gross income to the same extent that such interest would have been so excludable if paid by the issuer of the defaulted obligations. See "Tax Status of the Trust."

DISTRIBUTION REINVESTMENT

     Each Unitholder of a Trust Fund may elect to have distributions of principal (including capital gains, if any) or interest or both automatically invested without charge in shares of certain mutual funds. Since the portfolio securities and investment objectives of such funds may differ significantly from that of the Trust Funds, Unitholders should carefully consider the consequences, including the fact that distributions from such funds may be taxable, before selecting such funds for reinvestment. Detailed information with respect to the investment objectives and the management of the funds is contained in their respective prospectuses, which can be obtained from and appropriate Trust Fund Underwriter upon request. An investor should read the prospectus of the reinvestment fund selected prior to making the election to reinvest.
Unitholders who desire to have such distributions automatically reinvested should inform their broker at the time of purchase or should file with the Program Agent referred to below a written notice of election.

     Unitholders who are receiving distributions in cash may elect to participate in distribution reinvestment by filing with the Program Agent an election to have such distributions reinvested without charge. Such election must be received by the Program Agent at least ten days prior to the Record Date applicable to any distribution in order to be in effect for such Record Date. Any such election shall remaining effect until a subsequent notice is received by the Program Agent (See "Distributions to Unitholders").

     The Program Agent is the Trustee. All inquiries concerning participation in distribution reinvestment should be directed to the Program Agent at its unit investment trust division office.

INTEREST AND ESTIMATED LONG-TERM AND CURRENT RETURNS

     As of the opening of business on the date indicated therein, the Estimated Current Returns, if applicable, and the Estimated Long-Term Returns for the Trust were as set forth under "Essential Information" in Part Two of this Prospectus. Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities and with changes in Purchased Interest, if any; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and (2) takes into account the expenses and sales charge associated with the Trust Unit.
Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only net annual interest income and Public Offering Price.

TAX STATUS OF THE TRUST

     All Municipal Bonds deposited in a Trust were accompanied by copies of opinions of bond counsel to the issuers thereof, given at the time of original delivery of the Municipal Bonds, to the effect that the interest thereon is excludable from gross income for Federal income tax purposes. In connection with the offering of Units of a Trust, neither the Sponsor, the Trustee, the auditors nor their respective counsel have made any review of the proceedings relating to the issuance of the Municipal Bonds or the basis for such opinions. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable. Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unitholder is includible in gross income for Federal income tax purposes and may be includible in gross income for state tax purposes. Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any. For purposes of the following opinions, it is assumed that each asset of the Trust is debt, the interest on which is excluded for Federal income tax purposes.

     With respect to each Trust, counsel for the Sponsor rendered an opinion as of the Date of Deposit that:

          The Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986, as amended (the "Code") will retain its status when distributed to Unitholders; however, such interest may be taken into account in computing the alternative minimum tax and an additional tax on branches of foreign corporations.

          Each Unitholder is considered to be the owner of a pro rata portion of each asset of the respective Trust in the proportion that the number of Units of such Trust held by him or her bears to the total number of Units outstanding of such Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unitholder redeems or sells his or her Units. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by a Trust, if any, on Bonds delivered after the date the Unitholders pay for their Units to the extent that such interest accrued on such Bonds during the period from the Unitholder's settlement date to the date such Bonds are delivered to a Trust and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for earned original issue discount, market discount that the Unitholder elects to include in income as it accrues, and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust's assets ratably according to their value as of the valuation date nearest the date of acquisition of the Units. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost.

          Any insurance proceeds paid under individual policies obtained by issuers of Bonds or by the Trust which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

     Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Municipal Bond, depending on the date the Municipal Bond was issued. In addition, special rules apply if the purchase price of a Municipal Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. If a Municipal Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Municipal Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Municipal Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Municipal Bond on the date a Unitholder acquires his or her Units, and the price the Unitholder pays for his or her Units. Unitholders should consult with their tax advisers regarding these rules and their application.

     Tax-exempt bonds are subject to the market discount rules of the Code. In general, market discount is the amount (if any) by which the stated redemption price at maturity (or, in the case of a bond issued with original issue discount, its "revised issue price") exceeds an investor's purchase price subject to a statutory de minimis rule. Market discount can arise based on the price a Trust pays for Municipal Bonds or the price a Unitholder pays for his or her Units. Under the Code, accretion of market discount is taxable as ordinary income. Market discount that accretes while a Trust holds a Municipal Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Municipal Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.

     In the case of certain corporation, the alternative minimum tax depends upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income of a corporation (other than an S corporation, Regulated Investment Company, Real Estate Investment Trust, REMIC or FASIT) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in a Trust. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unitholders should consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax and the branch profits tax imposed by Section 884 of the Code.

     Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Investors with questions regarding these issues should consult with their tax advisers.

     In the case of certain Municipal Bonds in a Trust, the opinions of bond counsel indicate that interest on such Municipal Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Municipal Bonds or persons related thereto, for periods while such Municipal Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Municipal Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

     In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35%. For taxpayers other than corporations, net capital gains are subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). For tax years beginning after December 31, 2000, the 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property held for more than five years. However, the reduction of the 20% rate to 18% applies only if the holding period for the property begins after December 31, 2000. Therefore, you will not be eligible for the 18% capital gain rate on assets for which your holding period began before January 1, 2001. However, if you are an individual, you may elect to treat certain assets you hold on January 1, 2001 as having been sold for their fair market value on the next business day after January 1, 2001 for purposes of this holding period requirement. If you make this election for an asset, the asset would be eligible for the 18% rate if it is held by you for more than five years after this deemed sale. If you make this election, you must recognize any gain from this deemed sale, but any loss is not recognized. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

     Capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are "conversion transactions." Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units. In addition, the Code treats certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts, or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unitholders should consult their own tax advisers with regard to any such constructive sales rules.

     All statements of law in the Prospectus concerning exclusion from gross income for Federal, State or other tax purposes are the opinions of counsel and are to be so construed.

     At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor its counsel has made any special review for the Trust of the proceedings relating to the issuance of the bonds or of the basis for such opinions.

     Section 86 of the Code, in general, provides that 50% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds a "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

     In addition, under the Code up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted based amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

     Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from the Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his or her Social Security benefits in gross income whether or not he or she receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

     Ownership of the Units may result in collateral Federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisers as to the applicability of any collateral consequences.

     For a discussion of the State tax status of income earned on Units of a State trust, see the discussion of tax status for the applicable trust. Except as noted therein, the exemption of interest on State and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any State or city. The laws of the several States vary with respect to the taxation of such obligations.

TAX REPORTING AND REALLOCATION

     Because the Trust receives interest and makes monthly distributions based upon such Trust's expected total collections of interest and any anticipated expenses, certain tax reporting consequences may arise. The Trust is required to report Unitholder information to the Internal Revenue Service ("IRS"), based upon the actual collection of interest by such Trust on the securities in such Trust, without regard to such Trust, without regard to such Trust's expenses or to such Trust's payments to Unitholders during the year. If distributions to Unitholders exceed interest collected, the difference will be reported as a return of principal which will reduce a Unitholder's cost basis in its Units (and its pro rata interest in the securities in the Trust). A Unitholder must include in taxable income the amount of income reported by a Trust to the IRS regardless of the amount distributed to such Unitholder. If a Unitholder's share of taxable income exceeds income distributions made by a Trust to such Unitholder, such excess is in all likelihood attributable to the payment of miscellaneous expenses of such Trust which will not be deductible by an individual Unitholder as an itemized deduction except to the extent that the total amount of certain itemized deductions, such as investments expenses (which would include the Unitholder's share of Trust expenses), tax return preparation fees and employee business expenses, exceeds 2% of such Unitholder's adjusted gross income. Alternatively, in certain cases, such excess may represent an increase in the Unitholder's tax basis in the Units owned. Investors with questions regarding these issues should consult with their tax advisors.

PUBLIC OFFERING OF UNITS

     Public Offering Price. Units of each Series of the Trust are offered at the Public Offering Price, plus accrued interest to the expected settlement date (Daily Accrued Interest for certain Series). The Public Offering Price per Unit of a Series is equal to the aggregate bid side evaluation of the Municipal Bonds in the Series' portfolio (as determined pursuant to the terms of a contract with the Evaluator, a non-affiliated firm regularly engaged in the business of evaluating, quoting or appraising comparable securities), plus or minus cash, if any, in the Principal Account, held or owned by the Series, divided by the number of outstanding Units of that Series of the Trust, plus Purchased Interest, if any, plus the sales charge applicable. The sales charge is based upon the dollar weighted average maturity of the Trust and is determined in accordance with the table set forth below. For purposes of this computation, Municipal Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Municipal Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Municipal Bonds are subject to a "mandatory tender," in which case such mandatory tender will be deemed to be the date upon which they mature. The effect of this method of sales charge computation will be that different sales charge rates will be applied to the Trust based upon the dollar weighted average maturity of such Trust's portfolio, in accordance with the following schedule:

                                                         PERCENT OF
        DOLLAR WEIGHTED          PERCENT OF PUBLIC       NET AMOUNT
   AVERAGE YEARS TO MATURITY       OFFERING PRICE         INVESTED

1 to 3.99 years                        2.00%               2.041%
4 to 7.99 years                        3.50                3.627
8 to 14.99 years                       4.50                4.712
15 or more years                       5.50                5.820

     The sales charge per Unit will be reduced as set forth below:

                                     DOLLAR WEIGHTED AVERAGE
                                        YEARS TO MATURITY*
                              -----------------------------------------
                              4 TO 7.99     8 TO 14.99     15 OR MORE
    AMOUNT OF INVESTMENT      Sales Charge (% of Public Offering Price)

$1,000 to $99,999               3.50%          4.50%         5.50%
$100,000 to $499,999            3.25           4.25          5.00
$500,000 to $999,999            3.00           4.00          4.50
$1,000,000 or more              2.75           3.75          4.00

--------------------
* If the dollar weighted average maturity of a Trust is from 1 to 3.99 years, the sales charge is 2% and 1.5% of the Public Offering Price for purchases of $1 to $249,999 and $250,000 or more, respectively.

     The reduced sales charge as shown on the preceding charts will apply to all purchases of Units on any one day by the same purchases from the same dealer, and for this purpose, purchases of Units of a Series of the Trust will be aggregated with concurrent purchases of Units of any other unit investment trust that may be offered by the Sponsor. Additionally, Units purchased in the name of a spouse or child (under 21) of such purchaser will be deemed to be additional purchases by such purchaser. The reduced sales charge will also be applicable to a trust or other fiduciary purchasing for a single trust estate or single fiduciary account.

     The Sponsor intends to permit officers, directors and employees of the Sponsor and Evaluator and, at the discretion of the Sponsor, registered representatives of selling firms to purchase Units of the Trusts without a sales charge, although a transaction processing fee may be imposed on such trades.

     Units may be purchased at the Public Offering Price less the concession the Sponsor typically allows to dealers and other selling agents for purchases (see "Public Distribution of Units") by investors who purchase Units through registered investment advisers, certified financial planners or registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.

     The Public Offering Price on the date shown on the cover page of Part Two of the Prospectus or on any subsequent date will vary from the amounts stated under "Essential Information" in Part Two in accordance with fluctuations in the prices of the underlying Municipal Bonds. The aggregate bid side evaluation of the Municipal Bonds shall be determined (a) on the basis of current bid prices of the Municipal Bonds, (b) if bid prices are not available for any particular Municipal Bond, on the basis of current bid prices for comparable bonds, (c) by determining the value of the Municipal Bonds on the bid side of the market by appraisal, or (d) by any combination of the above. Except as described in "Insurance on the Portfolios" above, the Evaluator will not attribute any value to the insurance obtained by the Trust. On the other hand, the value of insurance obtained by an issuer of Municipal Bonds or by the Sponsor is reflected and included in the market value of such Municipal Bonds.

     In any case, the Evaluator will consider the ability of an insurer to meet its commitments under the Trust's insurance policy (if any). For example, if the Trust were to hold the Municipal Bonds of a municipality which had significantly deteriorated in credit quality, the Evaluator would first consider in its evaluation the market price of the Municipal Bonds at their lower credit rating. The Evaluator would also attribute a value to the insurance feature of the Municipal Bonds which would be equal to the difference between the market value of such Municipal Bonds and the market value of bonds of a similar nature which were of investment grade rating. It is the position of the Sponsor that this is a fair method of valuing insured Municipal Bonds and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940. For a description of the circumstances under which a full or partial suspension of the right of Unitholders to redeem their Units may occur, see "Redemption."

     The foregoing evaluations and computations shall be made as of the Evaluation Time stated under "Essential Information" in Part Two, on each business day effective for all sales made during the preceding 24-hour period, and for purposes of resales and repurchases of Units.

     The interest on the Municipal Bonds in each Series of the Trust, less the estimated fees and expenses, is estimated to accrue in the annual amounts per Unit set forth under "Essential Information" in Part Two. The amount of net interest income which accrues per Unit may change as Municipal Bonds mature or are redeemed, exchanged or sold, or as the expenses of a Series of the Trust change or as the number of outstanding Units of such Series changes.

     Payment for Units must be made on or before the third business day following purchase (the "settlement date"). A purchaser becomes the owner of Units on the settlement date. If a Unitholder desires to have certificates representing Units purchased, such certificates will be delivered as soon as possible following his written request therefor. For information with respect to redemption of Units purchased, but as to which certificates requested have not been received, see "Redemption" below.

     Accrued Interest. Included in the Public Offering Price of Units of Kemper Tax-Exempt Insured Income Trust is accrued interest as described herein.
Accrued Interest consists of two elements. The first arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in the Trust Funds is actually paid either monthly or semi-annually to the Trust Fund. However, interest on the Bonds in the Trust Funds is accounted for daily on an accrual basis. Because of this, a Trust Fund always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

     The Trustee will advance the amount of accrued interest as of the First Settlement Date and the same will be distributed to Sponsor. Such advance will be repaid to the Trustee through the first receipts of interest received on the Municipal Bonds. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest arising after the First Settlement Date of a Trust Fund, less any distributions from the Interest Account subsequent to this First Settlement Date. Since the First Settlement Date is the date of settlement for anyone ordering Units on the Date of Deposit, no accrued interest will be added to the Public Offering Price of Units ordered on the Date of Deposit.

     The second element of accrued interest arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in a Trust Fund. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby (see "Expenses of the Trust").

     Accrued interest is computed as of the initial Record Date of the Trust Funds. On the date of the first distribution of interest to Unitholders after the First Settlement Date, the interest collected by the Trustee will be sufficient to repay its advances, to allow for accrued interest under the monthly, quarterly and semi-annual plans of distribution and to generate enough cash to commence distributions to Unitholders. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a Trust Fund are sold or otherwise removed or if a Trust Fund is liquidated, he will receive at that time his proportionate share of the accrued interest computed to the settlement date in the case of sale or liquidation and to the of tender in the case of redemption in such Trust Fund.

     Purchased and Daily Accrued Interest. Included in the Public Offering Price of Units for Kemper Defined Funds Insured National Series 1-13 is Purchased and Daily Accrued Interest as described herein. Accrued interest consist of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the later of the last day on which interest thereon was paid or the date of original issuance of the bond. Interest on the coupon Bonds in the Trust fund is paid semi-annually to the Trust. A portion of the aggregate amount of such accrued interest on the Bonds in the Trust to the First Settlement Date of the Trust Units is the Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of the accrued interest to the Sponsor as the Unitholder of record as of the First Units in the Trust Fund is accounted for daily on an accrual basis (herein referred to as "Daily Accrued Interest"). Because of this, the Units always have an amount of interest earned but not yet paid or reserved for payment. For this reason, the Public Offering Price of Units will include the proportionate share of Daily Accrued Interest to the date of settlement.

     If a Unitholder sells or redeems all or a portion of his Units or if the bonds are sold or otherwise removed or if the Trust Fund is liquidated, he will receive at that time his proportionate share of the Purchase Interest and Daily Accrued Interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption in the Trust Fund.

     Accrued Interest. Included in the Public Offering Price of Units for Kemper Defined Funds Insured National Series 14 and subsequent series and all EVEREN Unit Investment Trusts Insured National Series is accrued interest as described herein. Accrued interest is the accumulation of unpaid interest on a security from the last day on which interest thereon was paid. Interest on Securities generally is paid semi-annually although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling subsequent to the First Settlement Date, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units.

     In an effort to reduce the amount of accrued interest which would otherwise have to be paid in addition to the Public Offering Price in the sale of Units to the public, the Trustee will advance the amount of accrued interest as of the First Settlement Date and the same will be distributed to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account subsequent to the First Settlement Date.

     Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by the Trusts and distributed to Unitholders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

     Public Distribution of Units. The Sponsor has qualified Units for sale in all states. Units will be sold through dealers who are members of the National Association of Securities Dealers, Inc. and through others. Sales may be made to or through dealers at prices which represent discounts from the Public

Offering Price as set forth in the table below. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks, in the amount shown in the table below.

                                      DOLLAR WEIGHTED AVERAGE
                                         YEARS TO MATURITY*
                               -----------------------------------------
                               4 TO 7.99     8 TO 14.99     15 OR MORE
AMOUNT OF INVESTMENT           Sales Charge (% of Public Offering Price)
$1,000 to $99,999               2.00%          3.00%          4.00%
$100,000 to $499,999            1.75           2.75           3.50
$500,000 to $999,999            1.50           2.50           3.00
$1,000,000 or more              1.25           2.25           2.50

--------------------
* If the dollar weighted average maturity of a Trust is from 1 to 3.99 years, the concession or agency commission is 1.00% of the Public Offering Price.

     In addition to such discounts, the Sponsor may, from time to time, pay or allow an additional discount, in the form of cash or other compensation, to dealers employing registered representatives who sell, during a specified time period, a minimum dollar amount of Units of the Trusts and other unit investment trusts underwritten by the Sponsor.

     The Sponsor reserves the right to change the levels of discounts at any time. The difference between the discount and the sales charge will be retained by the Sponsor.

     The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

     Profits of Sponsor. The Sponsor will retain a portion of the sales charge on each Unit sold, representing the difference between the Public Offering Price of the Units and the discounts allowed to firms selling such Units. The Sponsor may realize additional profit or loss as a result of the possible change in the daily evaluation of the Municipal Bonds in the Trust, since the value of its inventory of Units may increase or decrease.

MARKET FOR UNITS

     While not obligated to do so, the Sponsor intends to, and certain of the Underwriters may, subject to change at any time, maintain a market for Units of each Series of the Trust offered hereby and to continuously offer to purchase said Units at prices, as determined by the Evaluator, based on the aggregate bid prices of the underlying Municipal Bonds of such Series, together with accrued interest to the expected date of settlement. Unitholders who wish to dispose of their Units should inquire of their broker or bank as to the current market price of the Units in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

REDEMPTION

     A Unitholder who does not dispose of Units in the secondary market described above may cause their Units to be redeemed by the Trustee by making a written request to the Trustee, The Bank of New York, 101 Barclay Street, New York, New York 10286 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee. Unitholders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $25,000 or less and the proceeds are payable to the Unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing such Units has been received by the purchaser.

     Redemption shall be made by the Trustee on the third business day following the day on which a tender for redemption is received (the "Redemption Date"), by payment of cash equivalent to the Redemption Price for that Series of the Trust, determined as set forth below under "Computation of Redemption Price," as of the evaluation time stated under "Essential Information" in Part Two, next following such tender, multiplied by the number of Units being redeemed. Any Units redeemed shall be cancelled and any undivided fractional in the Trust Fund extinguished. The price received upon redemption might be more or less than the amount paid by the Unitholder depending on the value of the Municipal Bonds in the portfolio at the time of redemption. Any Units redeemed shall be cancelled and any undivided fractional interest in that Series of the Trust will be extinguished.

     Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, any time a Unitholder elects to tender Units for redemption, such Unitholder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

     Any amounts paid on redemption representing interest shall be withdrawn from the Interest Account of such Series to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal Account of such Series. The Trustee is empowered to sell

Municipal Bonds from the portfolio of a Series in order to make funds available for the redemption of Units of such Series. Such sale may be required when Municipal Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized. To the extent Municipal Bonds are sold, the size and diversity of that Series of the Trust will be reduced.

     The Trustee is irrevocably authorized in its discretion, if an Underwriter does not elect to purchase any Units tendered for redemption, in lieu of redeeming such Units, to sell such Units in the over-the-counter market for the account of tendering Unitholders at prices which will return to such Unitholders amounts in cash, net after brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Units. In the event of any such sale, the Trustee shall pay the net proceeds thereof to the Unitholders on the day they would otherwise be entitled to receive payment of the Redemption Price.

     The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted;
(2) for any period during which an emergency exists as a result of which disposal by the Trustee of Municipal Bonds is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying Municipal Bonds in accordance with the Trust Agreements; or (3) for such other period as the Securities and Exchange Commission may by order permit. Because insurance obtained by certain Series of the Trust terminates as to Bonds which are sold by the Trustee and because the insurance obtained by such Series of the Trust does not have a realizable cash value which can be used by the Trustee to meet redemptions of Units, under certain circumstances the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units if a significant portion of the Bonds in the portfolio is in default in payment of principal or interest or in significant risk of such default. The Trustee is not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

     Computation of Redemption Price. The Redemption Price for Units of each Series of the Trust is computed by the Evaluator as of the evaluation time stated under "Essential Information" in Part Two next occurring after the tendering of a Unit for redemption and on any other business day desired by it, by:

          A. adding (1) the cash on hand in such Series of the Trust other than cash depositor in the Trust Funds to purchase Municipal Bonds not applied to the purchase of such Bonds; (2) the aggregate value of the Municipal Bonds held in such Series of the Trust, as determined by the Evaluator on the basis of bid prices therefor; and (3) interest accrued and unpaid on the Municipal Bonds in that Series of the Trust as of the date of computation; and

          B. deducting therefrom (1) amounts representing any applicable taxes or governmental charges payable out of that Series of the Trust and for which no deductions have been previously made for the purpose of additions to the Reserve Account described under "Expenses of the Trust"; (2) amounts representing estimated accrued expenses of that Series of the Trust including, but not limited to, fees and expenses of the Trustee (including legal and auditing fees and insurance costs), the Evaluator, the Sponsor and bond counsel, if any; (3) cash held for distribution to Unitholders of record as of the business day prior to the evaluation being made; and
     (4) other liabilities incurred by such Series of the Trust; and

          C. finally, dividing the results of such computation by the number of Units of such Series of the Trust outstanding as of the date thereof.

UNITHOLDERS

     Ownership of Units. Ownership of Units of a Trust will not be evidenced by certificates unless a Unitholder, the Unitholder's registered broker/dealer or the clearing agent makes a written request to the Trustee. Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, by presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unitholder. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred. Such signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee.

     Units may be purchased and certificates, if requested, will be issued in denominations of one Unit or any multiple thereof subject to any minimum investment requirement established by the Sponsor from time to time. Any Certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the Trustee. The Trustee may require a Unitholder to pay a reasonable fee, to be determined in the sole discretion of the Trustee, for each certificate re-issued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. The Trustee at the present time does not intend to charge for the normal transfer or interchange of certificates. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity (generally amounting to 3% of the market value of the Units), affidavit of loss, evidence of ownership and payment of expenses incurred.

     Distributions to Unitholders. Interest received by a Series of the Trust, including any portion of the proceeds from a disposition of Municipal Bonds which represents accrued interest, is credited by the Trustee to the Interest Account for such Series. All other receipts are credited by the Trustee to a separate Principal Account for such Series. During each year the distributions to the Unitholders of each Series of the Trust as of each Record Date (see "Essential Information" in Part Two) will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to one-twelfth, one-fourth or one-half (depending on the distribution option selected except in Series of Kemper Defined Funds and EVEREN Unit Investment Trusts in which case only monthly distributions are available) of such Unitholders' pro rata share of the estimated net annual interest income to the

Interest Account for such Series of the Trust. However, the interest to which Unitholders of a Series of the Trust are entitled will at most times exceed the amount available for distribution, there will almost always remain an item of accrued interest that is added to the daily value of the Units of such Series. If Unitholders of a Series sell or redeem all or a portion of their Units they will be paid their proportionate share of the accrued interest of such Series to, but not including, the fifth business day after the date of sale or to the date of tender in the case of a redemption.

     Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the Second Distribution Date following the purchase of their Units. Since interest on Municipal Bonds in each Series of the Trust is payable at varying intervals, usually in semiannual installments, and distributions of income are made to Unitholders of a Series of the Trust at what may be different intervals from receipt of interest, the interest accruing to such Series of the Trust may not be equal to the amount of money received and available for distribution from the Interest Account of such Series. Therefore, on each Distribution Date the amount of interest actually on deposit in the Interest Account and available for distribution may be slightly more or less than the interest distribution made. In order to eliminate fluctuations in interest distributions resulting from such variances, the Trustee is authorized by the Agreement to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available in the Interest Account of such Series.

     Unitholders purchasing Units will initially receive distributions in accordance with the election of the prior owner. Unitholders desiring to change their distribution option, if applicable, may do so by sending written notice to the Trustee, together with their certificate (if one was issued). Certificates should only be sent by registered or certified mail to minimize the possibility of loss. If written notice and any certificate are received by the Trustee not later than January 1 of a year, the change will become effective on January 2 for distributions commencing with February 15 of that year. If notice is not received by the Trustee, the Unitholder will be deemed to have elected to continue with the same option for the subsequent twelve months.

     The Trustee will distribute on each semi-annual Distribution Date (or in the case of Kemper Defined Funds and EVEREN Unit Investment Trusts, on each Distribution Date) or shortly thereafter, to each Unitholder of Record of the Trust on the preceding Record Date, an amount substantially equal to such Unitholder's pro rata share of the cash balance, if any, in the Principal Account of such Trust computed as of the close of business on the preceding Record Date. However, no distribution will be required if the balance in the Principal Account is less than $1.00 per Unit (or $.001 per Unit for certain Series). Except for Series of Kemper Tax-Exempt Insured Income Trust, if such balance is between $5.00 and $10.00 per Unit, distributions will be made on each quarterly Distribution Date; and if such balance exceeds $10.00 per Unit, such amounts will be distributed on the next monthly Distribution Date.

     Statement to Unitholders. With each distribution, the Trustee will furnish or cause to be furnished each Unitholder a statement of the amount of interest and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit.

     The accounts of each Series of the Trust are required to be audited annually, at the Series' expense, by independent auditors designated by the Sponsor, unless the Trustee determines that such an audit would not be in the best interest of the Unitholders of such Series of the Trust. The accountants' report will be furnished by the Trustee to any Unitholder of such Series of the Trust upon written request.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a Unitholder of a Series of the Trust a statement covering the calendar year, setting forth:

          A.   As to the Interest Account:

               1. The amount of interest received on the Municipal Bonds in such Series and the percentage of such amount by states and territories in which the issuers of such Municipal Bonds are located;

               2. The amount paid from the Interest Account of such Series representing accrued interest of any Units redeemed;

               3. The deductions from the Interest Account of such Series for applicable taxes, if any, fees and expenses (including insurance costs and auditing fees) of the Trustee, the Evaluator, the Sponsor and bond counsel, if any;

               4. Any amounts credited by the Trustee to a Reserve Account for such Series described under "Expenses of the Trust"; and

               5. The net amount remaining after such payments and deductions, expressed both as a total dollar amount and a dollar amount per Unit outstanding on the last business day of such calendar year.

          B.   As to the Principal Account:

               1. The dates of the maturity, liquidation or redemption of any of the Municipal Bonds in such Series and the net proceeds received therefrom excluding any portion credited to the Interest Account;

               2. The amount paid from the Principal Account of such Series representing the principal of any Units redeemed;

               3. The deductions from the Principal Account of such Series for payment of applicable taxes, if any, fees and expenses (including insurance costs and auditing expenses) of the Trustee, the Evaluator, the Sponsor and of bond counsel, if any;

               4. Any amounts credited by the Trustee to a Reserve Account for such Series described under "Expenses of the Trust"; and

               5. The net amount remaining after distributions of principal and deductions, expressed both as a dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year.

          C.   The following information:

               1. A list of the Municipal Bonds in such Series as of the last business day of such calendar year;

               2. The number of Units of such Series outstanding on the last business day of such calendar year;

               3. The Redemption Price of such Series based on the last Trust Evaluation made during such calendar year; and

               4. The amount actually distributed during such calendar year from the Interest and Principal Accounts of such Series separately stated, expressed both as total dollar amounts and as dollar amounts per Unit of such Series outstanding on the Record Date for each such distribution.

     Rights of Unitholders. A Unitholder may at any time tender Units to the Trustee for redemption. No Unitholder of a Series shall have the right to control the operation and management of such Series or of the Trust in any manner, except to vote with respect to amendment of the Trust Agreements or termination of such Series of the Trust. The death or incapacity of any Unitholder will not operate to terminate the Series or the Trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of such Series or the Trust.

INVESTMENT SUPERVISION

     The Sponsor may not alter the portfolio of the Trust by the purchase, sale or substitution of Municipal Bonds, except in the special circumstances noted below. Thus, with the exception of the redemption or maturity of Municipal Bonds in accordance with their terms, and/or the sale of Municipal Bonds to meet redemption requests, the assets of the Trust will remain unchanged under normal circumstances.

     The Sponsor may direct the Trustee to dispose of Municipal Bonds the value of which has been affected by certain adverse events, including institution of certain legal proceedings, a decline in their price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Municipal Bonds in a Series of the Trust would be detrimental to the interest of the Unitholders of such Series. The proceeds from any such sales, exclusive of any portion which represents accrued interest, will be credited to the Principal Account for distribution to the Unitholders.

     The portfolio insurance obtained by the Trust from AMBAC Assurance for Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust is applicable only while the Municipal Bonds remain in the portfolio of a Series of the Trust. Consequently, the price received by such Series of the Trust upon the disposition of any such Municipal Bond will reflect a value placed upon it by the market as an uninsured obligation rather than a value resulting from the insurance. Due to this fact, the Sponsor will not direct the Trustee to dispose of Municipal Bonds in Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that if a default in the payment of interest or principal occurs, the Trust may realize the benefits of the insurance.

     Pursuant to an irrevocable commitment of Financial Guaranty, the Trustee, at the time of the sale of a Municipal Bond covered under the Trust's insurance policy with respect to Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust, has the right to obtain permanent insurance with respect to such Municipal Bond (i.e., insurance to maturity of the Municipal Bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. Accordingly, every Municipal Bond in such Series of the Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance for Municipal Bonds in Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust only if upon such exercise a Series of the Trust would receive net proceeds (i.e., the value of such Municipal Bond if sold as an insured bond less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Municipal Bond were sold on an uninsured basis. The insurance premium with respect to each Municipal Bond in such Series is determined based upon the insurability of each Municipal Bond as of the initial Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Municipal Bond's issuer.

     The Trustee is permitted to utilize the option to obtain Permanent Insurance available on Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust only in circumstances where the value added to the Municipal Bonds exceeds the costs of acquiring such Permanent Insurance. Unless such Permanent Insurance may be obtained at an acceptable price, the Sponsor will not direct the Trustee to dispose of Municipal Bonds which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that the Trust may realize the benefits of the insurance on the portfolio.

     The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of Municipal Bonds to issue new obligations in exchange or substitution for any of such Municipal Bonds pursuant to a refunding financing plan except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Bonds or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Bonds in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the Bonds eliminated and the Bonds substituted therefor.

     The Trustee may sell Municipal Bonds designated by the Sponsor from a Series of the Trust for the purpose of redeeming Units of such Series tendered for redemption and the payment of expenses. See "Redemption."

ADMINISTRATION OF THE TRUST

     The Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone 1-800-701-8178. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

     The Trustee, whose duties are ministerial in nature, has not participated in selecting the portfolio of any Series of the Trust. For information relating to the responsibilities of the Trustee under the Agreement, reference is made to the material set forth under "Unitholders."

     In accordance with the Trust Agreements, the Trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of Units held by, every Unitholder of each Series. The books and records with respect to a Series of the Trust shall be open to inspection by any Unitholder of such Series at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee shall keep a certified copy or duplicate original of the Trust Agreements on file in its office available for inspection at all reasonable times during usual business hours by any Unitholder, together with a current list of the Municipal Bonds held in each Series of the Trust. Pursuant to the Trust Agreements, the Trustee may employ one or more agents for the purpose of custody and safeguarding of Municipal Bonds comprising the portfolios.

     Under the Trust Agreements, the Trustee or any successor trustee may resign and be discharged of its duties created by the Trust Agreements by executing an instrument in writing and filing the same with the Sponsor.

     The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may at any time remove the Trustee with or without cause and appoint a successor trustee as provided in the Trust Agreements. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by a successor trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in the successor. The Trustee shall be a corporation organized under the laws of the United States or any state thereof, which is authorized under such laws to exercise trust powers.

The Trustee shall have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

     The Evaluator. Ranson & Associates, Inc., the Sponsor, also serves as Evaluator. The Evaluator may resign or be removed by the Trustee, in which event the Trustee is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluator. If, upon resignation of the Evaluator, no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such resignation or removal and appointment shall be mailed by the Trustee to each Unitholder. At the present time, pursuant to a contract with the Evaluator, a non-affiliated firm regularly engaged in the business of evaluating, quoting or appraising comparable securities, provides portfolio evaluations of the Municipal Bonds in the Trust which are then reviewed by the Evaluator. In the event the Sponsor is unable to obtain current evaluations from the current firm, it may make its own evaluations or it may utilize the services of any other non-affiliated evaluator or evaluators it deems appropriate.

     Amendment and Termination. The Trust Agreements may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such provisions as shall not adversely affect the interests of the Unitholders. The Trust Agreements may also be amended in any respect by the Sponsor and the Trustee, or any of the provisions thereof may be waived, with the consent of the holders of Units representing 66-2/3% of the Units then outstanding, provided that no such amendment or waiver will reduce the interest in a Series of the Trust of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders. In no event shall the Trust Agreements be amended to increase the number of Units issuable thereunder or to permit, except in accordance with the provisions of the Trust Agreements, the acquisition of any Municipal Bonds in addition to or in substitution for those in the Trust. The Trustee shall promptly notify Unitholders of the substance of any such amendment.

     The Trust Agreements provide that a Series of the Trust shall terminate upon the maturity, redemption or other disposition, of the last of the Municipal Bonds held in such Series. If the value of a Series of the Trust shall be less than the applicable minimum Trust value stated under "Essential Information" in Part Two the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate such Series of the Trust. A Series of the Trust may be terminated at any time by the holders of Units representing 66-2/3% of the Units of such Series then outstanding. In the event of termination, written notice thereof will be sent by the Trustee to all Unitholders of such Series. Within a reasonable period after termination, the Trustee will sell any Municipal Bonds remaining in such Series of the Trust and, after paying all expenses and charges incurred by such Series of the Trust, will distribute to Unitholders of such Series (upon surrender for cancellation of certificates for Units, if issued) their pro rata share of the balances remaining in the Interest and Principal Accounts of such Series.

     Notwithstanding the foregoing, in connection with final distributions to Unitholders, it should be noted that because the portfolio insurance obtained by Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust is applicable only while Bonds so insured are held by such Series of the Trust, the price to be received by such Series of the Trust upon the disposition of any such Bond which is in default by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation of such Series it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bond or Bonds if retention of such Bond or Bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to situations in which a Bond or Bonds so insured are in default and situations in which a Bond or Bonds so insured have a deteriorated market price resulting from a significant risk of default. All proceeds received, less applicable expenses, from insurance on defaulted Bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted Bond or Bonds become due and applicable insurance proceeds have been received by the Trustee.

     Limitations on Liability.

     The Sponsor. The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreements, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith pursuant to the Trust Agreements or for errors in judgment, except in cases of its own gross negligence, bad faith or willful misconduct. The Sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Municipal Bonds.

     The Trustee. The Trust Agreements provide that the Trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of monies, Municipal Bonds, or certificates except by reason of its own negligence, bad faith or willful misconduct, nor shall the Trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Municipal Bonds. In the event that the Sponsor shall fail to act, the Trustee may act and shall not be liable for any such action taken by it in good faith. The Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Municipal Bonds or upon the interest thereon. In addition, the Trust Agreements contain other customary provisions limiting the liability of the Trustee.

     The Evaluator. The Trustee and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The Trust Agreements provide that the determinations made by the Evaluator shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee or Unitholders for errors in judgment, but shall be liable only for its gross negligence, lack of good faith or willful misconduct.

EXPENSES OF THE TRUST

     The Sponsor will charge each Series a surveillance fee for services performed for such Series in an amount not to exceed that amount set forth in "Essential Information" in Part Two but in no event will such compensation, when combined with all compensation received from other unit investment trusts for which the Sponsor both acts as sponsor and provides portfolio surveillance, exceed the aggregate cost to the Sponsor for providing such services. Such fee shall be based on the total number of Units of each Series outstanding as of the January Record Date for any annual period. The Sponsor paid all the expenses of creating and establishing the Trust, including the cost of the initial preparation, printing and execution of the Prospectus, Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, payment of closing fees, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses.

     The Trustee receives for its services a fee calculated on the basis of the annual rate set forth under "Essential Information" in Part Two, based on the largest aggregate principal amount of Municipal Bonds in such Series at any time during the monthly, quarterly or semi-annual period, as appropriate. Funds that are available for future distributions, redemptions and payment of expenses are held in accounts which are non-interest bearing to Unitholders and are available for use by the Trustee pursuant to normal banking procedures; however, the Trustee is also authorized by the Trust Agreements to make from time to time certain non-interest bearing advances to the Trust Funds. The Trustee also receives indirect benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created pursuant to the Agreement; however, the Trustee is also authorized by the Agreement to make from time to time certain non-interest bearing advances to the Trust. See "Unitholders-Distributions to Unitholders."

     For evaluation of Municipal Bonds in a Series of the Trust, the Evaluator receives a fee, payable monthly, calculated on the basis of an annual rate as set forth under "Essential Information" in Part Two, based upon the largest aggregate principal amount of Municipal Bonds in such Series of the Trust at any time during such monthly period.

     The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date by deductions from the Interest Account of each Series to the extent funds are available and then from the Principal Account of such Series. Such fees may be increased without approval of Unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index entitled "All Services Less Rent of Shelter," published by the United States Department of Labor, or any equivalent index substituted therefor.

     The following additional charges are or may be incurred by a Series of the
Trust: (a) fees for the Trustee's extraordinary services; (b) expenses of the Trustee (including legal and auditing expenses and insurance costs, but not including any fees and expenses charged by any agent for custody and safeguarding of Municipal Bonds) and of bond counsel, if any; (c) various governmental charges; (d) expenses and costs of any action taken by the Trustee to protect the Trust or such Series, or the rights and interests of the Unitholders; (e) indemnification of the Trustee for any loss, liability or expense incurred by it in the administration of such Series of the Trust without gross negligence, bad faith or willful misconduct on its part;
(f) indemnification of the Sponsor for any loss, liability or expense incurred in acting in that capacity without gross negligence, bad faith or willful misconduct; and (g) expenditures incurred in contacting Unitholders upon termination of the Series. Each Trust may pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of such Series of the Trust and, when owed to the Trustee, are secured by a lien on the assets of the Series of the Trust. Fees or charges relating to the Trust shall be allocated to each Trust Fund in the same ratio as the principal amount of such Trust Fund bears to the total principal amount of all Trust Funds in the Trust. Fees or charges relating solely to a particular Trust Fund shall be charged only to such Trust Fund.

     Fees and expenses of a Series of the Trust shall be deducted from the Interest Account of such Series, or, to the extent funds are not available in such Account, from the Principal Account of such Series. The Trustee may withdraw from the Principal Account or the Interest Account of such Series such amounts, if any, as it deems necessary to establish a reserve for any taxes or other governmental charges or other extraordinary expenses payable out of that Series of the Trust. Amounts so withdrawn shall be credited to a separate account maintained for such Series known as the Reserve Account and shall not be considered a part of such Series when determining the value of the Units of such Series until such time as the Trustee shall return all or any part of such amounts to the appropriate account.

THE SPONSOR

     Ranson & Associates, Inc., the Sponsor of the Trusts, is an investment banking firm created in 1995 by a number of former owners and employees of Ranson Capital Corporation. On November 26, 1996, Ranson & Associates, Inc. purchased all existing unit investment trusts sponsored by EVEREN Securities, Inc. Accordingly, Ranson & Associates is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Ranson & Associates, is also the sponsor and successor sponsor of Series of The Kansas Tax-Exempt Trust and Multi-State Series of The Ranson Municipal Trust. Ranson & Associates, Inc. is the successor to a series of companies, the first of which was originally organized in Kansas in 1935. During its history, Ranson & Associates, Inc. and its predecessors have been active in public and corporate finance and have sold bonds and unit investment trusts and maintained secondary market activities relating thereto. At present, Ranson & Associates, Inc., which is a member of the National Association of Securities Dealers, Inc., is the sponsor to each of the above-named unit investment trusts and serves as the financial advisor and as an underwriter for issuers in the Midwest and Southwest, especially in Kansas, Missouri and Texas. The Company's offices are located at 250 North Rock Road, Suite 150, Wichita, Kansas 67206-2241.

     If at any time the Sponsor shall of fail to perform any of its duties under the Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange Commission, or (b) terminate the Agreement and liquidate the Trust or any Series thereof as provided therein or
(c) continue to act as Trustee without terminating the Agreement.

     The foregoing financial information with regard to the Sponsor relates to the Sponsor only and not to this Trust or any Series. Such information is included in this Prospectus only for the purposes of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the Series of the Trust. More comprehensive financial information can be obtained upon request from the Sponsor.

LEGAL OPINIONS

     The legality of the Units offered hereby and certain matters relating to Federal tax law were originally passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor.

INDEPENDENT AUDITORS

     The statement of net assets, including the schedule of investments, appearing in Part Two of this Prospectus and Registration Statement, with information pertaining to the specific Series of the Trust to which such statement relates, has been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing in Part Two and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

DESCRIPTION OF MUNICIPAL BOND RATINGS*

     Standard & Poor's - A brief description of the applicable Standard & Poor's rating symbols and their meanings follows:

     A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

--------------------
* As published by the rating companies.

         II.   Nature of and provisions of the obligation; and

        III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement, under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     Plus (+) or Minus (-): The ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Moody's Investors Service, Inc. - A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

     A1 - Bonds which are rated A1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

     Baa - Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances and, aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, except in instances of oversupply.

     Conditional Ratings: Bonds rated "Con(-)" are ones for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction,
(b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in certain areas of its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                    Kemper Tax-Exempt Insured Income Trust

                                  Series A-76












                                   Part Two

                            Dated August 31, 2001








THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NOTE: Part Two of this Prospectus May Not Be Distributed Unless Accompanied by Part One.

                    Kemper Tax-Exempt Insured Income Trust
                                  Series A-76
                             Essential Information
                              As of April 30, 2001
                Sponsor and Evaluator:  Ranson & Associates, Inc.
                       Trustee:  The Bank of New York Co.

General Information
Principal Amount of Municipal Bonds                                   $2,720,000
Number of Units                                                        4,511.286
Fractional Undivided Interest in the Trust per Unit                  1/4,511.286
Principal Amount of Municipal Bonds per Unit                            $602.932
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio             $2,664,166
  Aggregate Bid Price of Municipal Bonds per Unit                       $590.556
  Cash per Unit (1)                                                     $(2.484)
  Sales Charge of 2.041% (2.00% of Public Offering Price)                $12.003
  Public Offering Price per Unit (exclusive of accrued
    interest) (2)                                                       $600.075
Redemption Price per Unit (exclusive of accrued interest)               $588.072
Excess of Public Offering Price per Unit Over Redemption
  Price per Unit                                                         $12.003
Minimum Value of the Trust under which Trust Agreement
  may be terminated                                                   $1,139,000

Date of Trust                                                       May 29, 1991
Mandatory Termination Date                                     December 31, 2041

Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Co. of Units tendered for redemption.

1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public Offering Price.

2. Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase). On April 30, 2001, there was added to the Public Offering Price of $600.08, accrued interest to the settlement date of May 3, 2001 of $6.36, $11.84 and $21.32 for a total price of $606.44, $611.92 and $621.40 for the monthly, quarterly and semiannual distribution options, respectively.

                    Kemper Tax-Exempt Insured Income Trust
                                  Series A-76
                       Essential Information (continued)
                              As of April 30, 2001
             Sponsor and Evaluator:  Ranson & Associates, Inc.
                       Trustee:  The Bank of New York Co.

Special Information Based on Various Distribution Options

                                              Monthly    Quarterly   Semiannual
                                            ---------    ---------    ---------
Calculation of Estimated Net Annual
  Interest Income per Unit (3):
  Estimated Annual Interest Income         $39.280105   $39.280105   $39.280105
  Less:  Estimated Annual Expense            1.974750     1.696424     1.479323
                                            ---------    ---------    ---------
  Estimated Net Annual Interest Income     $37.305355   $37.583681   $37.800782
                                            =========    =========    =========
Calculation of Interest Distribution
  per Unit:
  Estimated Net Annual Interest Income     $37.305355   $37.583681   $37.800782
  Divided by 12, 4 and 2, respectively      $3.108780    $9.395920   $18.900391
Estimated Daily Rate of Net Interest
  Accrual per Unit                           $.103626     $.104399     $.105002
Estimated Current Return Based on Public
  Offering Price (3)                            6.22%        6.26%        6.30%
Estimated Long-Term Return (3)                  3.21%        3.21%        3.30%

Trustee's Annual Fees per $1,000
Principal Amount                            $1.291100    $1.028100     $.717300
Evaluation Fees per $1,000
Principal Amount                             $.300000     $.300000     $.300000
Trustee's Miscellaneous Expenses
per Unit                                     $.728381     $.608381     $.578381
Surveillance Fees per Unit                   $.200000     $.200000     $.200000

Record and Computation Dates: First day of the month, as follows: monthly - each month; quarterly - January, April, July and October; semiannual - January and July.

Distribution Dates: Fifteenth day of the month, as follows: monthly - each month; quarterly - January, April, July and October; semiannual - January and July.

3. The Estimated Long-Term Return and Estimated Current Return will vary. For detailed explanation, see Part One of this prospectus.

                       Report of Independent Auditors


Unitholders
Kemper Tax-Exempt Insured Income Trust
Series A-76

We have audited the accompanying statement of assets and liabilities of Kemper Tax-Exempt Insured Income Trust Series A-76, including the schedule of investments, as of April 30, 2001, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of investments owned as of April 30, 2001, by correspondence with the custodial bank. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kemper Tax-Exempt Insured Income Trust Series A-76 at April 30, 2001, and the results of its operations and changes in its net assets for the periods indicated above in conformity with accounting principles generally accepted in the United States.




                                                              Ernst & Young LLP





Kansas City, Missouri
August 17, 2001


                    Kemper Tax-Exempt Insured Income Trust

                                  Series A-76

                       Statement of Assets and Liabilities

                                 April 30, 2001


Assets
Municipal Bonds, at value (cost $2,548,365)                          $2,664,166
Interest receivable                                                      56,075
                                                                      ---------
Total assets                                                          2,720,241


Liabilities and net assets
Cash overdraft                                                            9,934
Accrued liabilities                                                       2,039
Due to Unitholders                                                        4,155
                                                                      ---------
                                                                         16,128

Net assets, applicable to 4,511 Units outstanding:
  Cost of Trust assets, exclusive of interest           $2,548,365
  Unrealized appreciation                                  115,801
  Distributable funds                                       39,947
                                                         ---------    ---------
Net assets                                                           $2,704,113
                                                                      =========

See accompanying notes to financial statements.

                    Kemper Tax-Exempt Insured Income Trust

                                  Series A-76

                            Statements of Operations


                                                    Year ended April 30
                                                 2001         2000         1999
                                            ---------    ---------    ---------
Investment income - interest                 $185,299     $254,986     $351,781
Expenses:
  Trustee's fees and related expenses           5,907        8,920        8,459
  Evaluator's and portfolio
    surveillance fees                           1,791        2,200        2,612
                                            ---------    ---------    ---------
Total expenses                                  7,698       11,120       11,071
                                            ---------    ---------    ---------
Net investment income                         177,601      243,866      340,710

Realized and unrealized gain (loss) on
  investments:
  Realized gain (loss) on investments           (346)      (4,687)        6,335
  Unrealized depreciation during the
    year                                     (43,847)    (118,995)     (81,787)
                                            ---------    ---------    ---------
Net loss on investments                      (44,193)    (123,682)     (75,452)
                                            ---------    ---------    ---------
Net increase in net assets resulting
  from operations                            $133,408     $120,184     $265,258
                                            =========    =========    =========

See accompanying notes to financial statements.

                      Kemper Tax-Exempt Insured Income Trust


                                  Series A-76


                       Statements of Changes in Net Assets



                                                     Year ended April 30
                                                2001          2000          1999
                                           ---------     ---------     ---------
Operations:
  Net investment income                     $177,601      $243,866      $340,710
  Realized gain (loss) on investments          (346)       (4,687)         6,335
  Unrealized depreciation on investments
  during the year                           (43,847)     (118,995)      (81,787)
                                           ---------     ---------     ---------
Net increase in net assets resulting
from operations                              133,408       120,184       265,258

Distributions to Unitholders:
  Net investment income                    (188,788)     (272,007)     (344,331)
  Principal from investment transactions    (42,126)   (1,823,781)      (10,583)
                                           ---------     ---------     ---------
Total distributions to Unitholders         (230,914)   (2,095,788)     (354,914)

Capital transactions:
  Redemption of Units                      (274,063)     (247,914)     (182,273)
                                           ---------     ---------     ---------
Total decrease in net assets                371,569)   (2,223,518)      271,929)

Net assets:
  At the beginning of the year             3,075,682     5,299,200     5,571,129
                                           ---------     ---------     ---------
  At the end of the year (including
     distributable funds applicable
     to Trust Units of $39,947, $66,450
     and $90,728 at April 30, 2001,and
     2000 and 1999, respectively)         $2,704,113   $3,075,682     $5,299,200
                                           =========    =========      =========
Trust Units outstanding at the end
of the year                                    4,511        4,966          5,301
                                           =========    =========      =========
Net asset value per Unit at the end
of the year:
  Monthly                                    $596.05      $616.19        $995.53
                                           =========    =========      =========
  Quarterly                                  $598.42      $617.21        $995.52
                                           =========    =========      =========
  Semiannual                                 $607.90      $627.84      $1,011.56
                                           =========    =========      =========

See accompanying notes to financial statements.

                                                   Kemper Tax-Exempt Insured Income Trust

                                                                 Series A-76

                                                           Schedule of Investments

                                                              April 30, 2001


                                                        Coupon     Maturity  Redemption                      Principal
Name of Issuer and Title of Bond (4) (6)                Rate           Date  Provisions(2)       Rating(1)      Amount     Value(3)
---------------------                                   ---             ---  -----               ---         ---------          ---
+Public Building Commission of Chicago (Illinois),      7.125%     1/01/2015 2001 @ 101          AAA          $430,000     $437,000
Board of Education of the City of Chicago (General
Obligation), Series A of 1990. Insured by MBIA.

+Illinois Health Facilities Authority, Springfield,     7.100     10/01/2021 2001 @ 102          AAA           435,000      450,621
Illinois, Revenue Bonds (Memorial Medical Center
System Project), Series 1991. Insured by MBIA.

+Illinois Health Facilities Authority, Revenue          7.000      8/15/2021 2001 @ 102          AAA           410,000      422,567
Bonds (Silver Cross Hospital). Insured by MBIA.

Maine State Housing Authority, Mortgage Purchase        7.150     11/15/2014 2003 @ 100 S.F.     AAA           275,000      282,257
Bonds, 1989 Series A-2. Insured by MBIA.                                     2004 @ 100

+Marion County Convention and Recreational              7.000      6/01/2021 2001 @ 102          AAA           470,000      480,749
Facilities Authority (Indiana), Excise Tax Lease
Rental Revenue Bonds, Series 1991 B.
Insured by AMBAC.


Texas Public Finance Authority, State of Texas,         0.000      2/01/2014 Non-Callable       AAA           245,000       125,325
General Obligation Bonds, Series 1990D. Insured by
MBIA. (5)

+The Commonwealth of Massachusetts, General             7.625      6/01/2008 2001 @ 102         AAA           455,000       465,647
Obligation Bonds, Consolidated Loan of 1991,
Series A. Insured by MBIA
                                                                                                            ---------     ---------
                                                                                                           $2,720,000    $2,664,166
                                                                                                            =========     =========

See accompanying notes to Schedule of Investments.

                    Kemper Tax-Exempt Insured Income Trust

                                 Series A-76

                      Notes to Schedule of Investments



1. All ratings are by Standard & Poor's Corporation, unless marked with the symbol "*", in which case the rating is by Moody's Investors Service, Inc. The symbol "NR" indicates Bonds for which no rating is available.

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. In addition, certain Bonds in the Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

4. Insurance on the Bonds in the Trust was obtained by the issuers of such Bonds.

5. This Bond has been purchased at a discount from the par value because there is no stated interest income thereon. Such Bond is normally described as a " zero coupon" Bond. Over the life of the Bond the value increases, so that upon maturity, the holders of the Bond will receive 100% of the principal amount thereof.

6. The securities preceded by (+) are secured by, and payable from, escrowed U.S. Government securities.

See accompanying notes to financial statements.

                         Kemper Tax-Exempt Insured Income Trust

                                     Series A-76

                              Notes to Financial Statements


1.  Significant Accounting Policies

Trust Sponsor and Evaluator

Ranson & Associates, Inc. serves as the Trust's sponsor and evaluator.

Valuation of Municipal Bonds

Municipal Bonds (Bonds) are stated at bid prices as determined by Ranson & Associates, Inc., the "Evaluator" of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds, (c) appraisal, (d) insurance, or (e) any combination of the above (See Note 4 - Insurance).

Cost of Municipal Bonds

Cost of the Trust's Bonds was based on the offering prices of the Bonds on May 29, 1991 (Date of Deposit). The premium or discount (including any original issue discount) existing at May 29, 1991, is not being amortized. Realized gain (loss) from Bond transactions is reported on an identified cost basis.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Trust's sponsor to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

Adoption of AICPA Audit and Accounting Guide

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies. The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000, and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not amortize premiums or accrete discounts on fixed income securities. The recording of premium amortization and discount accretion will not impact total net assets of the Trust, but rather, changes net investment income with an offsetting increase or decrease in realized or unrealized gain/ loss within the statement of operations.

2.  Unrealized Appreciation and Depreciation

Following is an analysis of net unrealized appreciation at April 30, 2001:

   Gross unrealized appreciation                                    $129,123
   Gross unrealized depreciation                                    (13,322)
                                                                  ----------
   Net unrealized appreciation                                      $115,801
                                                                   =========

3.  Federal Income Taxes

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

                                Kemper Tax-Exempt Insured Income Trust

                                            Series A-76

                               Notes to Financial Statements (continued)

4.  Other Information

Cost to Investors

The cost to original investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 4.90% of the Public Offering Price (equivalent to 5.152% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, and daily accrued interest on the date of an investor's purchase, plus a sales charge of 2.00% of the Public Offering Price (equivalent to 2.041% of the net amount invested).

Insurance

Insurance guaranteeing the payment of all principal and interest on the Bonds in the portfolio has been obtained from independent companies by the respective issuers of such Bonds. Insurance obtained by a Bond issuer is effective as long as such Bonds are outstanding. As a result of such insurance, the Units of the Trust have received a rating of "AAA" by Standard & Poor's Corporation. No representation is made as to any insurer's ability to meet its commitments.

Distributions

Distributions of net investment income to Unitholders are declared and paid in accordance with the option (monthly, quarterly or semiannual) selected by the investor. Income distributions, on a record date basis, are as follows:


                   Year ended             Year ended             Year ended
Distribution     April 30, 2001         April 30, 2000         April 30, 1999
     Plan     Per Unit       Total  Per Unit       Total  Per Unit       Total
-----        ---------  ---------- ---------  ---------- ---------  ----------
Monthly         $39.11    $111,136    $50.77    $158,182    $63.45    $207,778
Quarterly        38.04      25,362     50.06      35,711     63.86      45,856
Semiannual       39.41      47,739     55.74      73,348     64.29      88,545
                        ----------            ----------            ----------
                          $184,237              $267,241              $342,179
                         =========             =========             =========

In addition, the Trust redeemed Units with proceeds from the sale of Bonds as follows:


                                                     Year ended April 30
                                        2001           2000           1999
                                  ----------     ----------     ----------
Principal portion                   $274,063       $247,914       $182,273
Net interest accrued                   4,551          4,766          2,152
                                  ----------     ----------     ----------
                                    $278,614       $252,680       $184,425
                                   =========      =========      =========
Units                                    455            335            183

                                   =========      =========      =========


In addition, distribution of principal related to the sale or call of securities is $8.96, $351.91, and $1.99 per Unit for the years ended April 30, 2001, 2000 and 1999, respectively.

                       Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated August 17, 2001, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Kemper Tax-Exempt Insured Income Trust Series A-76 dated August 31, 2001.


                                                              Ernst & Young LLP


Kansas City, Missouri
August 31, 2001

                      Contents of Post-Effective Amendment
                            To Registration Statement



     This Post-Effective amendment to the Registration Statement comprises the following papers and documents:


                                The facing sheet


                                 The prospectus


                                 The signatures


                     The Consent of Independent Accountants

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933, The Registrant, Kemper Tax-Exempt Insured Income Trust, Series A-76, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wichita, and State of Kansas, on the 31st day of August, 2001.

                              Kemper Tax-Exempt Insured Income Trust, Series A-
                                  76
                                 Registrant

                              By: Ranson & Associates, Inc.
                                 Depositor

                              By: Robin Pinkerton
                                 President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on August 31, 2001 by the following persons, who constitute a majority of the Board of Directors of Ranson & Associates, Inc.

           Signature                            Title



Douglas K. Rogers    Executive Vice and President and Director
Douglas K. Rogers


Alex R. Meitzner     Chairman of the Board and Director
Alex R. Meitzner


Robin K. Pinkerton   President, Secretary, Treasurer and
Robin K. Pinkerton   Director

                                             Robin Pinkerton

     An executed copy of each of the related powers of attorney was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of The Kansas Tax-Exempt Trust, Series 51 (File No. 33-46376) and Series 52 (File No. 33-47687) and the same are hereby incorporated herein by this reference.